SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2003

GLYCOGENESYS, INC.

(Exact name of registrant as specified in charter)

NEVADA	0-26476	33-0231238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 St. James Avenue, Boston, Massachusetts 02116

(Address of principal executive officers) (Zip Code)

(617) 422-0674

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.    OTHER ITEMS

On June 25, 2003, GlycoGenesys, Inc. (the “Company”) issued a press release announcing the presentation of results of in vitro studies on GCS-100 at the BIO 2003 Conference in Washington, D.C. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed as part of this Form 8-K.

Exhibit Number	Description

99.1	Press release dated June 25, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2003

By:    /s/    Bradley J. Carver

        Bradley J. Carver

        President and Chief Executive Officer